SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, DC 20549

                                FORM 8-K

                             CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported)      August 26, 1998

      National Real Estate Limited Partnership Income Properties-II
         (Exact name of registrant as specified in its charter)

                Wisconsin                     01-16874         39-1553195
               (State or other               (Commission     (IRS Employer
               Jurisdiction of               File Number)    Identification
               organization)                                       Number)


     1155 Quail Court, Pewaukee, Wisconsin             53072-3703
     (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code        (414) 695-1400

                             Not Applicable
      (Former name or former address, if changed since last report)

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On August 26, 1998, National Real Estate Limited Partnership Income Properties II. (the
"Partnership") dismissed Ernst & Young LLP as its independent accountant. Ernst & Young LLP's report on the financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Partnership's financial statements for the fiscal years ended December 31,
1996 and 1997 and the subsequent interim period preceding the dismissal, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which would have caused Ernst & Young LLP to make reference to the matter in their report.

     On August 26, 1998, the Partnership engaged Wolf and Company-Milwaukee S.C. as its independent accountant. The decision to engage Wolf and Company-Milwaukee S.C. was approved by the General
Partners. The Partnership has requested Ernst & Young LLP to furnish it a letter addressed to the
Commission stating whether it agrees with the above statements. A copy of that letter dated August 26, 1998, is filed as Exhibit 1 to this Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(C) Exhibits
     (1) Letter of Ernst and Young LLP on changes in certifying accountant.



EXHIBIT 1 TO FORM 8-K


August 26, 1998

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


Gentlemen:

We have read Item 4 of Form 8-K dated August 26, 1998, of National Real Estate Limited Partnership
Income Properties II and are in agreement with the statements contained in the first and second paragraphs on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.



/S/ ERNST & YOUNG LLP




                               SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                National Real Estate Limited Partnership
                                 Income Properties-II
                              (Registrant)




Date        /S/August 26, 1998                       /S/        John Vishnevsky
                     John Vishnevsky
                     President and Chief Operating and
                         Executive Officer
                     National Development and Investment, Inc.
                     Corporate General Partner


Date       /S/August 26, 1998                        /S/        John
Vishnevsky
                    John Vishnevsky
                          Chief Financial and Accounting Officer



Date       /S/August 26, 1998                             Stephen P. Kotecki
                     Stephen P. Kotecki
                    President
                     EC Corp
                     Corporate General Partner

                               SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                National Real Estate Limited Partnership
                                   Income Properties-II
                     (Registrant)




Date        August 26, 1998
                                   John Vishnevsky
                          President and Chief Operating and
                                   Executive Officer
                         National Development and Investment, Inc.
                              Corporate General Partner



Date        August 26, 1998
                         John Vishnevsky
                         Chief Financial and Accounting Officer



Date        August 26, 1998
                    Stephen P. Kotecki
                                    President
                                    EC Corp
                              Corporate General Partner











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